UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Bio-Path Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Bio-Path Holdings, Inc.

4710 Bellaire Boulevard, Suite 210

Bellaire, Texas 77401

November 11, 2015

TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2015 annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 29, 2015 at 4:00 p.m., Central Standard Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380. A Notice of the Annual Meeting, Proxy Statement and Form of Proxy are enclosed with this letter.

We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in our business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope. We urge you to vote regardless of whether you expect to attend the Annual Meeting so that we may ensure that a quorum is present.

We look forward to seeing you on December 29, 2015.

Sincerely,

/s/ Peter H. Nielsen

Peter H. Nielsen
Chairman and Chief Executive Officer

BIO-PATH HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 29, 2015

The Annual Meeting of Stockholders (the “Annual Meeting”) of Bio-Path Holdings, Inc. (the “Company”) will be held on December 29, 2015 at 4:00 p.m., Central Standard Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380. The Annual Meeting is being held for the following purposes:

1. To elect five (5) directors, each to serve until the 2016 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To ratify and approve the appointment of Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on November 6, 2015 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s offices at 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 for at least ten (10) days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person. In order to be able to have your vote counted at the Annual Meeting, you need to have written documentation that you are a record holder or, if you own your shares through a brokerage or other type account, written documentation from the account holder that you are the beneficial owner of the shares you are voting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Peter H. Nielsen
Chairman and Chief Executive Officer

Houston, Texas

November 11, 2015

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on

December 29, 2015

This Proxy Statement, Form of Proxy and the Bio-Path Holdings, Inc. Annual Report

on Form 10-K for the Fiscal Year Ended December 31, 2014 Are Available At:

www.biopathholdings.com/content/investors-media/secfilings.htm

Required Vote	22
Recommendation of the Board	22
AUDIT COMMITTEE REPORT	23
OTHER MATTERS	24
Annual Report	24
Stockholder Proposals for 2016 Annual Meeting	24

BIO-PATH HOLDINGS, INC.

4710 Bellaire Boulevard, Suite 210

Bellaire, Texas 77401

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 29, 2015

Bio-Path Holdings, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders to be held on December 29, 2015 at 4:00 p.m., Central Standard Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders of the Company on or about November 11, 2015.

The Annual Meeting is being held for the following purposes, as more fully described in this Proxy Statement:

1. To elect five (5) directors, each to serve until the 2016 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To ratify and approve the appointment of Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Holders

You may own common stock of the Company either (i) directly in your name, in which case you are the record holder of such shares, or (ii) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder. If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such record holder.

Quorum and Voting

Only holders of the Company’s common stock as of the close of business on November 6, 2015 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company indirectly through a broker, bank or other nominee (sometimes known as holding shares in “street name”) may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 89,762,872 shares of common stock of the Company issued and outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Stockholders of record who are present at the Annual Meeting in person or by proxy, including those who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, will be included in the number of stockholders present at the Annual Meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement or by following the instructions described below under the heading “Voting Instructions.” All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

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Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the Annual Meeting, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares that are present in person or by proxy at the Annual Meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as follows: (i) FOR the election of the five nominees to the Board listed in the proxy, unless the authority to vote for the election of such nominees is withheld or if no contrary instructions are given and (ii) FOR the ratification and approval of the selection of Mantyla McReynolds LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Revocation of Proxy

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 or (ii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the Annual Meeting.

Voting Instructions

You are entitled to one vote at the Annual Meeting for each share of common stock of the Company you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the Annual Meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company as of the Record Date. You will also need to follow any specific instructions contained in the voting instruction card you received from your broker or other nominee.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Voting via the Internet or by telephone. Many stockholders who hold their shares through a broker or other nominee may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker or other nominee and follow the instructions that have been provided for Internet or telephone voting on that card. Stockholders of record may vote via the Internet by following the instructions contained in the proxy card.

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Holders of shares of common stock are not entitled to cumulative voting rights.

Solicited by Board; Costs

The proxy card accompanying this Proxy Statement is solicited by the Board.

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies by any process other than by mail.

Householding Matters

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement either now or in the future, please contact our transfer agent, American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue Brooklyn, NY 11219, Telephone: (800) 937-5449. Upon written request, the Company will provide a separate copy of this Proxy Statement. In addition, stockholders sharing an address can request delivery of a single copy of Proxy Statements if you are receiving multiple copies upon written request to our Corporate Secretary at the address stated above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding shares of our common stock beneficially owned at October 25, 2015 by: (i) each of our NEOs and directors; (ii) all NEOs and directors as a group; and (iii) each person known by us to beneficially own 5% or more of the outstanding shares of our common stock. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Peter H. Nielsen (1) (2)	7,997,766	8.69%
Douglas P. Morris (1) (3)	3,286,689	3.62%
Ulrich W. Mueller (1) (4)	31,250	*
Amy P. Sing, M.D. (1)	—	*
Michael J. Garrison (1) (5)	983,334	1.1%
Heath W. Cleaver (1) (6)	25,000	*
All officers and directors as a group (7)	12,324,039	13.13%

*Less than 1%

(1)	These are our NEOs and directors.

(2)	Includes 5,164,433 shares owned of record and 2,833,333 shares issuable upon the exercise of options that are that are exercisable within 60 days.

(3)	Includes 1,652,778 shares issuable upon the exercise of options that are that are exercisable within 60 days. Also includes 1,609,811 shares held by Hyacinth Resources, LLC and 24,100 shares held by Sycamore Ventures, LLC. Mr. Morris disclaims beneficial ownership of the shares held by Sycamore Ventures, LLC except to the extent of his pecuniary interest therein.

(4)	All 31,250 shares are issuable upon the exercise of options that are that are exercisable within 60 days.

(5)	Includes 75,000 shares issuable upon the exercise of options that are exercisable within 60 days. Also includes 908,334 shares owned of record, 75,000 shares held by Cosmo Capital Partners, LLC and 673,334 shares held by Garrison Capital, LLC. Mr. Garrison is a managing member of Cosmo Capital Partners, LLC and, thus, may be deemed to beneficially own the shares held by Cosmo Capital Partners, LLC. Mr. Garrison disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6)	All 25,000 shares are issuable upon the exercise of options that are that are exercisable within 60 days.

(7)	Includes 7,706,678 shares owned of record and 4,617,361 shares issuable upon the exercise of options and warrants currently exercisable or will be exercisable within 60 days.

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PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of the five (5) directors to serve until the Annual Meeting of Stockholders in 2016 or until their successors have been duly elected and qualified. We currently have nominated five (5) directors, three of which we consider to be “independent directors” as defined under the listing standards of the NASDAQ Stock Market. We will continue to evaluate opportunities to add additional directors with the background and experience that we believe would be helpful to our operations and future growth.

The Board, with the recommendation of the Nominating/Corporate Governance Committee, has unanimously nominated Peter H. Nielsen, Michael J. Garrison, Heath W. Cleaver, CPA, Amy P. Sing, M.D. and Douglas P. Morris for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The nominated directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of each of the nominees for director.

Nominees for Directors

The name, age, principal occupation, and other information highlighting the particular experience, qualification, attributes and skills that support the conclusion of the Nominating/Corporate Governance Committee that such nominee for director should serve as a director of the Company are set forth below.

Name	Age	Position	Year First Became Director	Term Expires on the Annual Meeting held in the Year

Peter H. Nielsen	66	Chief Executive Officer; President; Chief Financial Officer; Treasurer; Chairman of the Board; and Director	2008	2015
Michael J. Garrison	46	Director	2012	2015
Heath W. Cleaver, CPA	42	Director	2014	2015
Amy P. Sing, M.D.	57	Director	2014	2015
Douglas P. Morris	60	Director	2008	2015

Peter H. Nielsen. Mr. Nielsen is a co-founder of Bio-Path, serving as its Chief Executive Officer, President and Chief Financial Officer/Treasurer and Chairman of the Board since 2008. Mr. Nielsen has developed a close working relationship over the last six years with key individuals at The University of Texas MD Anderson Cancer Center and its suppliers. Mr. Nielsen has a broad management background in senior management, leading turnarounds of several large companies.  He also has experience in finance, product development, cost and investment analysis, manufacturing and planning.  He has also worked with several other biotech companies developing and executing on strategies for growth and previously served as a director of Synthecon, Inc., a manufacturer of 3D bioreactors.  Prior to joining Bio-Path, Mr. Nielsen served as Chief Financial Officer of Omni Energy Services Corp., a NASDAQ traded energy services company.  Mr. Nielsen was a Lieutenant in the U.S. Naval Nuclear Power program where he was Director of the Physics Department and was employed at Ford Motor Company in product development.  He holds engineering and M.B.A. finance degrees from the University of California-Berkeley.

Michael J. Garrison. Mr. Garrison has served as a director of Bio-Path since 2012. Mr. Garrison is a principal and President of Body Sculpt International, LLC, which operates plastic surgery clinics under the trade name Sono Bello.   Prior to founding Body Sculpt International, LLC, Mr. Garrison spent 10 years in a variety of executive roles with Dell, Inc.  His most recent role at Dell was Director of Marketing, Americas Small and Medium Business. Prior to joining Dell, Inc., Mr. Garrison held general management and corporate development positions with ITT Industries, a leading industrial manufacturer.  Mr. Garrison holds a Master’s degree in Business Administration from Harvard Business School and a Bachelor of Science in Mechanical Engineering from Purdue University.

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Amy P. Sing, M.D. Dr. Sing has served as a director of Bio-Path since November 2014. She also currently serves as Senior Director of Medical Affairs at Genomic Health, Inc., a leading publicly held biotechnology company that assists physicians and patients in making personalized cancer treatment decisions. From 2004 to 2006, Dr. Sing led oversight of the approved breast cancer drug Avastin Investigator Sponsored Trials (IST) program at Genentech, Inc., a public biotechnology firm providing major contributions to the understanding and development of cancer research. From 2004 to 2011, Dr. Sing worked in various other leadership and research positions at Genentech, Inc. Dr. Sing also led research teams for Seattle Genetics, Inc. from 1999 to 2003 and has received awards from the National Cancer Institute, American Cancer Society and Stanford University. Dr. Sing holds a B.A. from Amherst College and an M.D. from Stanford University.

Heath W. Cleaver. Mr. Cleaver has served as a director of Bio-Path since February 2014. Mr. Cleaver currently serves as the Chief Financial Officer of Global Fabrication Services, Inc., a US based steel and flame cutting company. From October 2014 to December 2014, Mr. Cleaver served as Chief Financial Officer at Tarka Resources, Inc. From February 2011 until May 2014, Mr. Cleaver served as Chief Financial Officer of Porto Energy Corp.  From August 2010 until February 2011, Mr. Cleaver served as Chief Accounting Officer of Porto Energy Corp.  Mr. Cleaver served as Corporate Controller and then as Vice President and Chief Accounting Officer for BPZ Energy from October 2006 to mid-2010. Beginning in November 1997 through August 2004, Mr. Cleaver served in various accounting roles, including Financial Controller, at Horizon Offshore Contractors, Inc. Mr. Cleaver is a Certified Public Accountant in the state of Texas and holds a Bachelor's Degree in Business Administration - Accounting from Texas A&M University.

Douglas P. Morris. Mr. Morris is a co-founder of Bio-Path and has served as a director of Bio-Path since 2007 and served as an officer from 2007 to June 2014.  Mr. Morris currently serves as a co-founder, Managing Member, and Secretary of nCAP Holdings, LLC (nCAP), a privately held technology based company. Between 1993 and 2010, Mr. Morris was an officer and director of Celtic Investment, Inc., a financial services company. Since 1990, Mr. Morris owns and operates Hyacinth Resources, LLC (“Hyacinth”), a business-consulting firm and is also a Managing Member of Sycamore Ventures, LLC, a privately held consulting firm. Mr. Morris has a B.A. from Brigham Young University, and attended the University of Southern California Masters program in public administration.

Required Vote

The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors for a term ending upon the 2016 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The proxies cannot be voted for a greater number of persons than five.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of the nominees listed above.

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CORPORATE GOVERNANCE

General

Our operations are managed under the broad supervision of the Board, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies. During our fiscal year ended December 31, 2014, our Board held three Board meetings and action was taken by unanimous written consent nine times. Each member of the Board, with the exception of Mr. Morris, attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. Pursuant to our Corporate Governance Guidelines, we expect our directors to attend our annual meetings of stockholders. One member of our Board attended our 2014 annual meeting of stockholders.

Board Structure and Role in Risk Oversight

Our Board does not have a policy requiring the separation of the offices of Chairman and Chief Executive Officer; rather, our Board determines from time to time whether it is in the best interests of our Company and our stockholders for the roles to be separate or combined. We believe that our Board should have the flexibility to make these determinations in a way that will best provide appropriate leadership for our Company. Given the growth of the Company, and the importance of the performance of the Company and the execution of corporate strategy in the Board's considerations and duties, the Board believes that Mr. Nielsen is the person best qualified to serve as the Chairman of the Board. Additionally, it is the view of our Board that having Mr. Nielsen serve in the combined positions of President, Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its stockholders. It signals to our employees, suppliers, customers and the investment community that a single person is responsible for providing direction in the management of the Company's operations and growth initiatives. Such a single leader helps avoid the potential for duplication of efforts, for confusing or conflicting senses of direction or for personality conflicts. Moreover, the structure of our Board and committees, the level of independence represented on each, and the experience of our directors and our lead independent director balance and complement the combined offices of Chairman, President and Chief Executive Officer. The Board maintains the authority to modify this structure if and when the Board believes such modification would be in the best interests of the Company and its stockholders. The Board has chosen not to appoint a lead independent director at this time.

Our Board’s role in the Company’s risk oversight process includes regular discussions and meetings with members of senior management on areas of material risk to the Company. In addition, our Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters. Significant transactions and decisions require approval by the Board or the appropriate Board committee. Due to the relatively small size of our Board and our executive management team, senior management is able to frequently interact with the full Board. This structure enables the Board and its committees to be closely involved in the risk oversight of the Company.

Director Independence

Our Board is currently comprised of three independent directors and two non-independent directors. The following members of the Board have been identified as independent under the standards of the NASDAQ Stock Market: Michael J. Garrison, Heath W. Cleaver and Amy P. Sing. The Board based these determinations primarily on a review of the responses our directors provided to questions regarding employment and compensation history, affiliations and family and other relationships. In addition, Gillian C. Ivers-Read served as a member of the Board during the fiscal year ended December 31, 2014. Ms. Ivers-Read was independent under the standards of the NASDAQ Stock Market and resigned from her position on October 28, 2014.

Presently, there are no directors on any of our committees who are not independent under the standards of the NASDAQ Stock Market. Douglas P. Morris served as a member of the Compensation Committee during the fiscal year 2014, but ceased to serve on such committee as of February 11, 2014 in preparation for our initial listing on the NASDAQ Capital Market, which was effective March 10, 2014. During the time Mr. Morris served on the Compensation Committee, he also served as one of our executive officers.

Nomination Process

It is our Board’s responsibility to nominate members for election to the Board and to fill vacancies on the Board that may occur between annual meetings of stockholders. The Nominating/Corporate Governance Committee assists the Board by identifying and reviewing potential candidates for Board membership consistent with criteria approved by the Board. The Nominating/Corporate Governance Committee also annually recommends qualified candidates (which may include existing directors) for approval by the Board of a slate of nominees to be proposed for election to the Board at the annual meeting of stockholders.

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In the event of a vacancy on the Board between annual meetings of our stockholders, the Board may request that the Nominating/Corporate Governance Committee identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies, if the Board determines that such vacancies will be filled. Our Bylaws allow for up to fifteen directors. The Board is permitted by the Bylaws to change the number of directors by a resolution adopted by the Board.

When formulating its recommendations for potential Board nominees, the Nominating/Corporate Governance Committee seeks and considers advice and recommendations from management, other members of the Board and may seek or consider advice and recommendations from consultants, outside counsel, accountants or other advisors as the Nominating/Corporate Governance committee or the Board may deem appropriate.

Board membership criteria are determined by the Board, with input from the Nominating/Corporate Governance Committee. The Board is responsible for periodically determining the appropriate skills, perspectives, experiences and characteristics required of Board candidates, taking into account our needs and current make-up of the Board. This assessment should include appropriate knowledge, experience, and skills in areas deemed critical to understanding the Company and our business; personal characteristics, such as integrity and judgment; and the candidate’s commitments to the boards of other companies. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director.

Stockholder Nominations for Directors

The Nominating/Corporate Governance Committee will consider candidates for director nominees that are recommended by our stockholders in the same manner as Board recommended nominees, in accordance with the procedures set forth in our Bylaws. Any such nominations should be submitted to the Nominating/Corporate Governance Committee c/o Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 before the deadline set forth in the Bylaws and under the heading, “Stockholder Proposals for 2016 Annual Meeting” below, and should be accompanied by the following information:

•	appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	the Proposing Stockholder Information (as defined in the Bylaws).

Board Committees and Other Information

The Board has a standing audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating/corporate governance committee (the “Nominating/Corporate Governance Committee”), each of which is governed by a charter. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company. In addition to the three standing committees, we also have a Scientific Advisory Board that serves an advisory role to management and the Board. The information below summarizes the functions of each of the committees and the Scientific Advisory Board.

Audit Committee

The Audit Committee has been structured to comply with the requirements of Section 3(a)(58)(A) of the Exchange Act. The Board has determined that the Audit Committee members have the appropriate level of financial understanding and industry specific knowledge to be able to perform the duties of the position and are financially literate and have the requisite financial sophistication as required by the applicable listing standards of the NASDAQ Stock Market.

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The Audit Committee, as permitted by, and in accordance with, its charter, is responsible to periodically assess the adequacy of procedures for the public disclosure of financial information and review on behalf of the Board, and report to the Board, the results of its review and its recommendation regarding all material matters of a financial reporting and audit nature, including, but not limited to, the following main subject areas:

•	financial statement, including management’s discussion and analysis thereof;

•	financial information in any annual information form, proxy statement, prospectus or other offering document, material change report, or business acquisition report;

•	press releases regarding annual and interim financial results or containing earnings guidance;

•	internal controls;

•	audits and reviews our financial statements; and

•	filings with securities regulators containing financial information, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

The Audit Committee is responsible to appoint and set the compensation for the independent registered public accounting firm annually and to review and evaluate such external auditor. This external auditor reports directly to the Audit Committee. The Audit Committee is responsible to establish our hiring policies regarding current and former partners and employees of the external auditor. In addition, the Audit Committee is responsible to pre-approve all audit and non-audit services undertaken by the external auditor.

The Audit Committee has direct responsibility for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services, including the resolution of disagreements between the external auditor and management.

The Audit Committee is comprised of Messrs. Garrison and Cleaver and Dr. Sing. Mr. Cleaver is the chair of the Audit Committee. The Board has determined that Mr. Cleaver qualifies as an “audit committee financial expert” under the Exchange Act and that each member of the Audit Committee is an independent director. The Audit Committee meets at least once per fiscal quarter to fulfill its responsibilities under its charter and in connection with the review of the Company’s quarterly and annual financial statements. During the fiscal year ended December 31, 2014, the Audit Committee met four times.

Compensation Committee

The Compensation Committee’s role is to assist the Board in fulfilling its responsibilities relating to matters of human resources and compensation, including equity compensation, and to establish a plan of continuity and development for our senior management. The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee periodically assesses compensation of our executive officers in relation to companies of comparable size, industry and complexity, taking the performance of the Company and such other companies into consideration. All decisions with respect to the compensation of our Chief Executive Officer are determined and approved either solely by the Compensation Committee or together with other independent directors, as directed by the Board. All decisions with respect to non-CEO executive compensation, and incentive-compensation and equity based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval. In addition, the Compensation Committee will, as appropriate, review and approve public or regulatory disclosure respecting compensation, including the Compensation Disclosure and Analysis, and the basis on which performance is measured. The Compensation Committee has the authority to retain and compensate any outside adviser as it determines necessary to permit it to carry out its duties. The Compensation Committee has not to date engaged the services of any executive compensation consultant. The Compensation Committee may not form or delegate authority to subcommittees without the prior approval of the Board.

The Compensation Committee is comprised of Messrs. Garrison and Cleaver and Dr. Sing, all of whom are independent under the rules of the NASDAQ Stock Market. Mr. Garrison is the chair of the Compensation Committee. The Compensation Committee meets as necessary. During the fiscal year ended December 31, 2014, the Compensation Committee met four times.

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Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s charter provides that the responsibilities of such committee include:

•	evaluating, identifying and recommending nominees to the Board;

•	considering written recommendations from our stockholders for nominees to the Board;

•	recommending directors to serve as committee members and chairs;

•	reviewing and developing corporate governance guidelines, policies and procedures for the Board;

•	reviewing disclosure by the Company of matters within the Nominating/Corporate Governance Committee’s mandate; and

•	reviewing and evaluating the Nominating/Corporate Governance Committee’s charter and efficacy.

The Nominating/Corporate Governance Committee is responsible for, among other things, identifying and recommending potential candidates for nomination to the Board. The Nominating/Corporate Governance Committee receives advice from the Board and will consider written recommendations from the stockholders of the Company respecting individuals best suited to serve as directors, and, when necessary, develops its own list of appropriate candidates for directorships. For a description of the procedures to be followed by stockholders of the Company in submitting recommendations to be considered by the Nominating/Corporate Governance Committee, see the discussion set forth above under the heading titled, “Nominations for Directors.”

The Nominating/Corporate Governance Committee is comprised of Messrs. Garrison and Cleaver and Dr. Sing, all of whom are independent under the rules of the NASDAQ Stock Market. Mr. Garrison is the chair of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee meets at least annually, and otherwise as necessary. During the fiscal year ended December 31, 2014, the Nominating/Corporate Governance Committee met one time.

Scientific Advisory Board

The Scientific Advisory Board assists management and the Board on an advisory basis with respect to the research, development, clinical, regulatory and commercial plans and activities relating to research, manufacture, use and/or sale of our drug candidates and products. The Scientific Advisory Board meets on an ad hoc basis and may attend meetings of the Board at the Board’s request. The current members of the Scientific Advisory Board are Jorge Cortes, M.D., who serves as chairman, and Dr. Sing, a member of the Board.

Availability of Committee Charters and Other Information

The charters for our Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, as well as our Corporate Governance Guidelines, Employee Code of Business Conduct and Ethics and Code of Business Conduct and Ethics for Members of the Board, are available under the section titled “Corporate Governance” on the Investor/Media page of the Company’s website, www.biopathholdings.com. We intend to disclose any changes to or waivers from the Employee Code of Business Conduct and Ethics that would otherwise be required to be disclosed under Item 5.05 of Form 8-K on our website. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

Communications with Directors

Due to the infrequency of communications from stockholders to the Board, we have not adopted a formal process by which stockholders may communicate with the Board. Nevertheless, stockholders or other interested parties may communicate with any director by writing to them c/o Ulrich W. Mueller, Ph.D., Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 or by sending an e-mail to umueller@biopathholdings.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our policy that we will not enter into any transactions required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC unless the Audit Committee first reviews and approves the transactions. The Audit Committee is required to review on an ongoing basis, and pre-approve all related party transactions before they are entered into, including those transactions that are required to be disclosed under Item 404 of Regulation S-K. Related party transactions involving a director must also be approved by the disinterested members of the Audit Committee. It is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between the Company and a third party, including an indirect interest. All related party transactions shall be disclosed in our filings with the SEC as required under SEC rules.

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In addition, pursuant to our codes of ethics, all employees, officers and directors of ours and our subsidiaries are prohibited from engaging in any relationship or financial interest that is an actual or potential conflict of interest with us without approval. Employees and officers are required to provide written disclosure to their supervisors as soon as they have any knowledge of a transaction or proposed transaction with an outside individual, business or other organization that would create a conflict of interest or the appearance of one. Directors are required to disclose such information to the Board or as otherwise required by law.

During certain periods of our fiscal year ended December 31, 2014, MD Anderson was considered a related party due to its ownership of our common stock. Other than the reimbursements and other expenses paid to MD Anderson as described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, since the beginning of our last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at the end of our last two fiscal years, and in which any of our directors, executive officers, persons who we know hold more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than: (i) compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement and (ii) the transactions described in the following paragraph.

We have has entered into indemnity agreements with certain of our officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under applicable law, our Certificate of Incorporation and our Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of common stock with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms that they file.

To our knowledge, based solely on our review of the copies of such reports received by us and on written representations by certain reporting persons that no reports on Form 5 were required, we believe that during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with in a timely manner.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

The following table provides information regarding the executive officers of the Company.

Name	Age	Position	Since

Peter H. Nielsen	66	Chief Executive Officer; President; Chief Financial Officer; Treasurer; Chairman of the Board; and Director	2008

Ulrich W. Mueller, Ph.D.	49	Chief Operating Officer; Secretary	2014

Peter H. Nielsen. Mr. Nielsen’s biographical information is set forth under “Proposal One: Election of Directors” above.

Ulrich W. Mueller, Ph.D. Dr. Mueller serves as Bio-Path’s Chief Operating Officer and Secretary. Between 2007 and 2014, Dr. Mueller managed various administrative departments at Fred Hutchinson Cancer Research Center, a leading research center for cancer and other life-threatening diseases. Dr. Mueller most recently served as Fred Hutchinson Cancer Research Center’s Vice President, Industry Relations and Clinical Research Support. Between 2000 and 2007, Dr. Mueller served in various capacities at MD Anderson, including as Managing Director, Director of Licensing, and Assistant Director of Business Development. Dr. Mueller holds a Ph.D. in Cell and Molecular Biology from Baylor College of Medicine, a Master’s degree in Biology from Texas A&M University, and a Bachelor of Science in Microbiology from New Mexico State University.

Compensation Discussion and Analysis

The Compensation Committee oversees our compensation programs for executives and all employees. The Compensation Committee understands that for the Company and its stockholders to achieve long-term success, the compensation programs need to attract, retain, develop and motivate a strong leadership team. As a result, our executive compensation programs are designed to pay for performance, enable talent attraction, retain top talent and closely align the interests of our executives with those of our stockholders. All decisions with respect to the compensation of our Chief Executive Officer are determined and approved either solely by the Compensation Committee or together with other independent directors, as directed by the Board. All decisions with respect to non-CEO executive compensation, and incentive-compensation and equity based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval.

This Compensation Discussion and Analysis provides important information on our executive compensation programs and explains the compensation decisions made during 2014 by the Compensation Committee for our named executive officers (“NEOs”). In fiscal year 2014, we had the following NEOs:

•	Peter H. Nielsen, Chairman of the Board, Chief Executive Officer and President;

•	Ulrich W. Mueller, Ph.D., Chief Operating Officer and Secretary (Dr. Mueller began serving in such capacities in March 2014); and

•	Douglas P. Morris, Director and Vice President of Corporate Development (Mr. Morris ceased serving in such officer capacity in June 2014).

Compensation Philosophy

Our primary objective with respect to executive compensation is to design a reward system that will align executive compensation with our overall business strategies and attract and retain highly qualified executives. We intend to stay competitive in the marketplace with companies of comparable size, industry and complexity. Our compensation philosophy for executives is guided by the following principles:

•	Goal-Oriented Pay for Performance. In making compensation decisions, we consider annual and long-term Company performance and assess compensation of our executive officers in relation to companies of comparable size, industry and complexity, taking the performance of the Company and such other companies into consideration at the individual and corporate levels.

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•	Reviewed Annually. The Compensation Committee annually reviews compensation levels to ensure we remain competitive and continues to attract, retain and motivate top-tier talent.

•	Alignment with Stockholder Interests. Our compensation is intended to closely align the interests of our NEOs with those of our stockholders in an effort to create long-term stockholder value. In developing our compensation philosophy, the Compensation Committee has considered the most recent stockholder advisory vote on executive compensation in which an overwhelmingly positive percentage of the votes cast were in favor of our executive compensation. The Compensation Committee is continuously mindful of stockholders’ views on executive compensation and remains focused on ensuring proper alignment with stockholder interests.

Our compensation philosophy rewards demonstrated performance and encourages behavior that is in the long-term best interests of the Company and its stockholders.

Elements and Mix of our 2014 Compensation Program

The following elements made up the fiscal year 2014 compensation program for our NEOs:

Element	Form of Compensation	Purpose, Basis and Performance Criteria

Base Salary	Cash

• Base salary is intended to provide a market competitive level of fixed compensation in recognition of responsibilities, skills, capabilities, experience and leadership.

• Base salary is not generally performance based, but reflective of competencies and experience.

Annual Performance Incentive Awards (considered “at-risk” compensation)	Cash	• Annual cash performance incentive awards are intended to motivate and reward performance achievement. • Payments are discretionary and approved annually by the Compensation Committee.

Long-Term Incentive Awards (considered “at-risk” compensation)	Stock Options

• Long-term incentive awards are intended to recognize and reward the achievement of long-term corporate goals and objectives, recognize promotions, motivate retention of our leadership talent and align executives’ interests with our stockholders.

• The Compensation Committee determines the amount of long-term incentive awards to be granted to each executive officer. The Compensation Committee also may make isolated awards to recognize promotions, new hires or individual performance achievements.

• In 2014, the long-term incentive awards included time-vested equity awards that vest over a four-year period.

• The Compensation Committee provides time-vested long-term incentives (i) to build a consistent ownership stake and retention incentive, (ii) to create a meaningful tie to the Company’s relative long-term stockholder returns and (iii) to motivate consistent improvement over a longer-term horizon.

Change of Control Severance	Eligible to receive severance payments and post-termination health benefits in connection with involuntary termination within three months before or twelve months after a change of control	• Employment agreements are intended to provide financial security and an industry-competitive compensation package for NEOs. This additional security helps ensure that officers remain focused on our performance and the continued creation of stockholder value throughout any change of control transaction rather than on the potential uncertainties associated with their own employment. Currently, our only NEO with whom we have entered into an employment agreement is Mr. Nielsen.

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Evaluation Process, Compensation Consultant, Peer Comparisons and Officers

Evaluation Process. The Compensation Committee oversees the administration of the compensation programs applicable to our employees, including our NEOs. The Compensation Committee generally makes its decisions regarding the annual compensation of our NEOs at its regularly-scheduled meeting in the first quarter of each year. These decisions include adjustments to base salary, grants of annual incentive awards and grants of long-term incentive awards. The Compensation Committee also makes compensation adjustments as necessary at other times during the year, such as in the case of promotions, changes in employment status and for competitive purposes.

Each year for the Compensation Committee meeting, our CEO prepares an evaluation of each of the other executive officers and makes compensation recommendations to the Compensation Committee based upon our performance against our corporate performance metrics and the individual's performance against his or her goals. In addition to considering the CEO's recommendations, the Compensation Committee assesses the applicable executive officer's impact during the year and his or her overall value to the Company, specifically by considering the individual leadership skills, impact on strategic initiatives, performance in his or her primary area of responsibility, his or her role in succession planning and development, and other intangible qualities that contribute to corporate and individual success.

Compensation Consultant and Peer Comparisons. For the 2014 performance period, the Compensation Committee did not engage an external consultant to review the compensation of our executive officers. The Compensation Committee relied upon peer executive compensation data from proxies and compensation surveys of the Industry Peer Group (as defined below) for comparison purposes. Based on these comparisons, the Compensation Committee targeted base salary compensation for our NEOs at or below the twenty-fifth (25th) percentile of salaries for executives in our Industry Peer Group.

The Compensation Committee reviewed executive compensation data from the Industry Peer Group to benchmark competitive pay levels and compensation practices. In identifying companies to include in the Industry Peer Group, the Compensation Committee considered, among other things, the following:

•	the industry of the companies;

•	the annual revenue, market value and total assets of the companies;

•	the market data sources that are available with respect to the companies; and

•	the number of employees of the companies.

For 2014, Industry Peer Group consisted following companies (the “Industry Peer Group”):

•	BioTime, Inc. (BTX)

•	Sunesis Pharmaceuticals, Inc. (SNSS)

•	Curis, Inc. (CRIS)

•	Threshold Pharmaceuticals, Inc. (THLD)

•	Verastem, Inc. (VSTM)

•	Achillion Pharmaceuticals, Inc. (ACHN)

•	ZIOPHARM Oncology, Inc. (ZIOP)

•	Ampio Pharmaceuticals, Inc. (AMPE)

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•	Synta Pharmaceuticals Corp. (SNTA)

•	Omeros Corp. (OMER)

•	Cempra, Inc. (CEMP)

•	Immunomedics, Inc. (IMMU)

•	Repros Therapeutics, Inc. (RPRX)

•	Endocyte, Inc. (ECYT)

•	Merrimack Pharmaceuticals, Inc. (MACK)

•	BioCryst Pharmaceutical,s Inc. (BCRX)

•	Geron Corp. (GERN)

Role of the Chief Executive Officer. Annually, our CEO provides the Compensation Committee with an evaluation of his performance that is based, in large part, upon performance of the Company and as our lead representative to the investment community. The Compensation Committee evaluates our CEO on these and other criteria. The total compensation package for our CEO is based on the Compensation Committee’s evaluation, and reflects his performance, the performance of the Company and competitive industry practices.

Role of Other Executive Officers. Our CEO makes recommendations to the Compensation Committee on all compensation actions (other than his own compensation) affecting our executive officers. In developing his recommendation for an executive officer, our CEO considers the self-evaluation prepared by the executive officer, the recommendations of his executive team, as well as his own evaluation. Our CEO’s evaluation includes an assessment of the impact that the executive officer has had on the Company during the award year and their overall value to the Company as a senior leader.

The Compensation Committee is provided with our CEO’s evaluation of each executive officer’s performance and contributions to the Company. The Compensation Committee considers the information and recommendations provided by our CEO and provides a recommendation to the Board for non-CEO executive officer base salary, annual cash incentive awards and grants of long-term incentive awards, which are subject to Board approval.

2014 Performance Analysis and Compensation Decisions

In its meeting in the first quarter of each year, the Compensation Committee determines base salaries for the current year, the annual performance incentive awards for prior-year performance and the long-term incentive awards for the current year. Each element is reviewed annually, as well as at the time of a promotion, other change in responsibilities, other significant corporate events or a material change in market conditions. Variances in the amount of compensation awarded to each executive officer generally reflect differences in individual responsibility and experience as well as the competitive levels provided to officers in comparable positions in our industry. Overall, our CEO’s compensation is higher than the compensation of the other executive officers. This difference in compensation is supported by industry benchmark data from our Industry Peer Group and is indicative of the greater responsibility the CEO position entails for the strategic direction, financial condition, operating results and image of the Company.

Base Salary. In recent years, the Compensation Committee has adjusted executive base salaries to be more competitive with the salaries for comparable positions within companies of comparable size, industry and complexity, with the goal of providing a stable base of competitive cash compensation while rewarding corporate and individual performance through annual performance incentive awards. During 2014, the annual base salaries for our NEOs were adjusted between (50)% and 60% compared to 2013 base salaries. The base salary adjustments made during 2014 are reflected in the following table:

Name	2013 Base Salary	2014 Base Salary	% Increase/(Decrease)
Mr. Nielsen (1)	$250,000	$400,000	60%
Mr. Morris (2)	$120,000	$60,000	(50)%
Mr. Mueller (3)	$-	$285,000	N/A

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(1)	Mr. Nielsen’s annual salary increased from $250,000 in 2012 and 2013 to $400,000 in 2014. The increase in Mr. Nielsen’s salary reflects his contributions to the Company’s success and achievement of numerous milestones, including development of manufacturing processes and supplier base for our proprietary liposomal delivery technology, recruiting key individuals to build our organization, raising over $30 million in cash for the Company and leading the Company to becoming listed on the NASDAQ Capital Market. Mr. Nielsen’s current salary is below the twenty-fifth (25th) percentile of salaries of comparable executives within our Industry Peer Group.

(2)	Mr. Morris decided to reduce his role with the Company in order to devote time to another venture. The effect of the salary decrease was to transition this change and his eventual departure as an employee of the Company, which has since occurred. Mr. Morris ceased serving in his officer capacities in June 2014. Accordingly, for the fiscal year ended 2014, Mr. Morris received only a prorated portion of his base salary, which was based on his ending date of employment in 2014, as disclosed in the Summary Compensation Table, below.

(3)	Dr. Mueller began serving as our Chief Operating Officer in March 2014. Accordingly, for the fiscal year ended 2014, Dr. Mueller received only a prorated portion of his base salary, which was based on his starting date of employment in 2014, as disclosed in the Summary Compensation Table, below.

Annual Performance Incentive Awards. During 2014, the Compensation Committee approved discretionary annual cash performance incentive awards for Mr. Nielsen in the amount of $125,000 and for Mr. Morris in the amount of $12,000, which were intended to motivate and reward performance achievement.

Long-term Incentive Awards. The Compensation Committee believes that long-term incentive awards should provide for a retention incentive with the strong tie to relative long-term stockholder return. Accordingly, the Compensation Committee grants stock option awards that typically vest over a four-year period. On May 1, 2014, we granted Dr. Mueller a time-vested stock option award to purchase 125,000 shares of our common stock. The terms of the stock option grant require, among other things, that Dr. Mueller continues to provide services over the vesting period of the option. The option vests over four equal one-fourth (1/4) increments on the first, second, third and fourth anniversaries of May 1, 2014.

Summary Compensation Table

The following table sets forth information with respect to the compensation of our NEOs for the fiscal years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Option ($)(1)	All Other Compensation ($)		Total ($)
Peter H. Nielsen, CEO, CFO,	2014	$400,000		$125,000	—	$—		$525,000
President, Chairman,	2013	$250,000		$125,000	675,000	$—		$1,050,000
Director	2012	$250,000		$—	—	$—		$250,000

Douglas P. Morris, VP	2014	$30,000	(2)	$12,000	—	$2,000	(3)	$44,000
Corporate Development,	2013	$120,000		$60,000	450,000	$—		$630,000
Director	2012	$120,000		$—	—	$—		$120,000

Ulrich W. Mueller, COO,	2014	$190,000	(2)	$—	294,875	$—		$484,875
Secretary	2013	$—		$—	—	$—		$—
	2012	$—		$—	—	$—		$—

(1)	The amounts reported in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for assumptions made by us in such valuation.

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(2)	The amounts reported represent prorated portions of the base salaries of Messrs. Morris and Mueller, which was based on their respective starting and ending dates of employment in 2014.

(3)	The amount reported represents fees earned or paid in cash for Mr. Morris’ service on the Board in 2014 following his resignation as an officer of the Company. Mr. Morris did not receive any other compensation for his service on the Board in 2014.

Grants of Plan-Based Awards Table

The following table contains information about grants of plan-based stock options to our NEOs during fiscal year 2014:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards ($)(2)
Dr. Mueller (1)	5/1/2014	—	—	—	—	125,000	$2.40	$294,875

(1)	Reflects a time-vested stock option awarded under our 2007 Stock Incentive Plan. The option vests over four equal one-fourth (1/4) increments on the first, second, third and fourth anniversaries of May 1, 2014.
(2)	The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for assumptions made by us in such valuation.

Narrative Disclosures to Summary Compensation Table and Grants of Plan-Based Awards Table

Please see the discussion under the heading “2014 Performance Analysis and Compensation Decisions” in this Proxy Statement, above.

Outstanding Equity Awards at December 31, 2014

The following table sets forth certain information with respect to outstanding stock option awards of the NEOs for the fiscal year ended December 31, 2014.

Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Peter H. Nielsen (1)	1,500,000	-	-	$1.40	Oct 2018
Douglas P. Morris (1)	1,000,000	-	-	$1.40	Oct 2018
Peter H. Nielsen (2)	1,104,167	395,833	-	$0.46	Aug 2023
Douglas P. Morris (3)	652,778	-	-	$0.46	Aug 2023
Ulrich W. Mueller (4)	-	125,000	-	$2.40	May 2024

(1)	All of these options granted are fully vested.

(2)	One-half of such option shares were fully vested on the date of grant and the remaining one-half of such option shares vest in 36 equal monthly increments from the date of such grant.

(3)	A portion of the original options granted lapsed and never vested as a result of Mr. Morris ceasing to serve as an officer of the Company.

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(4)	Such options vest over four years in equal, one-fourth (1/4) increments on the first, second, third and fourth anniversaries of May 1, 2014, based on continuing service to the Company.

Employment Agreement and Potential Payments Upon Termination or Change of Control

Bio-Path Subsidiary has entered into an employment agreement with its Chief Executive Officer, Peter H. Nielsen, dated May 1, 2007 (the “Nielsen Employment Agreement”). The employment agreement with Douglas P. Morris was terminated on June 30, 2014. We have not entered into employment agreements with any of our other NEOs.

The Nielsen Employment Agreement provides for a base salary, as approved by the Compensation Committee, of $400,000. The Nielsen Employment Agreement provides that Mr. Nielsen is entitled to certain severance payments and benefits in the event he is terminated without Cause (as defined in the Nielsen Employment Agreement) or resigns for Good Reason (as defined in the Nielsen Employment Agreement), subject to Mr. Nielsen’s continued compliance with the Confidentiality Agreement (as defined in the Nielsen Employment Agreement) and execution of a general release of all claims against us. In addition, the Nielsen Employment Agreement also provides that Mr. Nielsen is entitled to certain severance payments and benefits in the event he is terminated without Cause or resigns for Good Reason within three months before or 12 months following a Change in Control (as defined in the Nielsen Employment Agreement), subject to Mr. Nielsen’s continued compliance with the Confidentiality Agreement and execution of a general release of all claims against us.

The severance payments and benefits include the following in the event Mr. Nielsen is terminated without Cause or resigns for Good Reason: (i) any accrued but untaken vacation days of Mr. Nielsen will be paid to the extent not yet paid; (ii) the equivalent of Mr. Nielsen’s base salary will be paid for a period of three months; and (iii) subject to certain restrictions, for three months after Mr. Nielsen’s date of termination, the Company will continue its contributions toward Mr. Nielsen’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination.

The severance payments and benefits include the following in the event Mr. Nielsen is terminated without Cause or resigns for Good Reason within three months before or 12 months following a Change in Control: (i) any unvested stock or stock options awarded to Mr. Nielsen shall immediately vest upon the occurrence of Mr. Nielsen’s termination of employment; (ii) Mr. Nielsen’s base salary will be paid through the termination date, and any accrued but untaken vacation days of Mr. Nielsen will be paid to the extent not yet paid; (iii) Mr. Nielsen’s normal post-termination benefits will be paid in accordance with our retirement, insurance and other benefit plan arrangements (including non-qualified deferred compensation plans); (iv) the equivalent of Mr. Nielsen’s base salary will be paid for a period of three months; (v) subject to certain restrictions, for six months after Mr. Nielsen’s date of termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice of policy, Mr. Nielsen’s health care, dental, disability and life insurance benefits will be provided on the same basis as immediately prior to the date of termination; and (vi) subject to certain restrictions and to the extent not otherwise paid or provided, we will pay or provide any other amounts or benefits required to be paid or provided or which Mr. Nielsen is eligible to receive following his termination of employment under any of our plans, programs, policies, practices, contracts or agreements.

Potential severance payments and benefits to be paid pursuant to the Nielsen Employment Agreement assuming a termination or Change in Control occurred on December 31, 2014 are set forth in the table below.

		Triggering Event
Name	Benefit	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason within 3 Months Before or 12 Months Following a Change in Control ($)
Peter H. Nielsen	Market Value of Stock Vesting	$—	$870,833	(1)
	Accrued Vacation Days	$30,769	$30,769
	Three Months’ Base Salary	$100,000	$100,000
	Continuation of Benefits	$7,070	$14,141
	Total	$137,839	$1,015,743

(1)	Mr. Nielsen’s stock option awards would immediately become vested, and the value of the acceleration would be equal to the vesting shares multiplied by the excess of the then current stock price over the exercise price of the options. For purposes of this table, we have calculated the value of the acceleration using the closing price of our common stock on December 31, 2014, or $2.66 per share.

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DIRECTOR COMPENSATION

The following table presents summary information for the year ended December 31, 2014 regarding the compensation of the non-employee members of our Board.

Name	Fees Earned or Paid in Cash (1)	Option Awards(2)	Total

Michael J. Garrison	$7,100	$45,150	$52,250
Amy P. Sing	$1,000	—	$1,000
Heath W. Cleaver	$10,500	$104,425	$114,925
Gillian Ivers-Read, BSc(3)	$10,000	$57,425	$67,425

(1)	All of the amounts in this column reflect cash fees paid to or earned by our non-employee directors for attending Board or committee meetings during the year ended December 31, 2014.

(2)	During 2014, our non-employee directors who were eligible earned or received an annual grant of an option to purchase 25,000 shares of our common stock which was the only grant received by such directors during 2014. The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for assumptions made by us in such valuation.

The following table reflects the aggregate number of outstanding options (including unexercisable options) held by our non-employee directors as of December 31, 2014:

Director	Number of shares underlying outstanding options
Michael J. Garrison	75,000
Amy P. Sing	—
Heath W. Cleaver	25,000

(3)	Ms. Ivers-Read resigned from her position as a member of our Board on October 28, 2014.

Narrative to Director Compensation Table

In 2014, our non-employee directors received cash compensation of $2,000 for each required meeting of the Board attended in person, $1,500 for each telephonic meeting of the Board in which they participated of duration of 15 minutes or longer and $500 for each telephonic meeting of the Board in which they participated of duration of less than 15 minutes. In addition, in 2014, our non-employee directors received cash compensation of $1,500 for each required meeting of any Board committee attended in person, $1,000 for each telephonic meeting of any Board committee in which they participated of duration of 15 minutes or longer and $500 for each telephonic meeting of any Board committee in which they participated of duration of less than 15 minutes. Furthermore, Mr. Garrison, Mr. Cleaver and Ms. Ivers-Read (the latter no longer serving as a member of our Board) each received a stock option grant of 25,000 shares of our common stock, which vest on the one-year anniversary of each respective grant based on continued service.

Currently, our compensation structure for all non-employee directors is as follows:

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Board Compensation

Non-employee directors receive as compensation the following amounts: (i) $2,000 for each required meeting of the Board attended in person; (ii) $1,500 for each meeting of the Board conducted by telephonic or other electronic communications of duration of 15 minutes or longer; and (iii) $500 for each meeting of the Board of duration less than 15 minutes conducted by telephonic or other electronic communications. Board members must attend meetings in person or by telephonic or other electronic communications to receive the applicable compensation.

Each non-employee director of the Board also receives as compensation an annual stock option grant (a “Grant”) of 25,000 shares of our common stock (the “Option Shares”). The exercise price of the Option Shares is determined by the Board and the Option Shares vest over a four-year period from the date of the Grant, with one-fourth (1/4) of the Option Shares vesting on the first anniversary of each such Grant (i.e., 6,250 Option Shares), and the remaining Option Shares vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the Option Shares over the next three years (i.e., approximately 520.83 Option Shares per month), based on continuing service to the Company.

Committee Compensation

Each non-employee director of the Board who is a member of a Board committee will also receive as compensation the following amounts: (i) $1,500 for each committee meeting attended in person; (ii) $1,000 for each committee meeting conducted by telephonic or other electronic communications of duration of 15 minutes or longer; and (iii) $500 for each committee meeting of duration less than 15 minutes conducted by telephonic or other electronic communications. Committee members must attend meetings in person or by telephonic or other electronic communications to receive the applicable compensation.

Compensation Committee Interlocks and Insider Participation

All present members of the Compensation Committee are independent directors, and none of them are present or past employees of the Company. Douglas P. Morris served as a member of the Compensation Committee during the fiscal year 2014, but ceased to serve on such committee as of February 11, 2014 in preparation for our initial listing on the NASDAQ Capital Market, which was effective March 10, 2014. During the time Mr. Morris served on the Compensation Committee, he also served as one of our executive officers.

No present or past member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of our present or past executive officers have served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

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PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Mantyla McReynolds LLC (“Mantyla McReynolds”) was engaged as the Company’s independent registered public accounting firm on February 21, 2008 following the merger transaction between Bio-Path Holdings, Inc. and its wholly owned subsidiary, Bio-Path, Inc. Audit services provided by Mantyla McReynolds during the 2014 Fiscal Year included the audit of our annual financial statements and services related to filings with the SEC and other regulatory bodies.

Principal Accountant Fees and Services

For the fiscal years ended December 31, 2013 and December 31, 2014, Mantyla McReynolds, as our independent registered public accounting firm, billed the approximate fees set forth below. Our Board has considered the services provided by Mantyla McReynolds as disclosed below in the headings “Audit Fees,” “Tax Fees” and “All Other Fees” and has concluded that such services are compatible with the independence of Mantyla McReynolds as our principal accountants.

For the fiscal years 2013 and 2014, the Board pre-approved all services described below in the headings “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees.” For fiscal year 2013 and 2014, no hours expended on Mantyla McReynolds’s engagement to audit our financial statements were attributed to work performed by persons other than full-time, permanent employees of Mantyla McReynolds.

Audit Fees

Aggregate fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting, reviews of the interim condensed consolidated financial statements included in quarterly filings, and services that are normally provided by Mantyla McReynolds in connection with statutory and regulatory filings or engagements, including consents, except those not required by statute or regulation. Aggregate fees billed for audit services were $44,050 and $55,125 for the years ended December 31, 2013 and December 31, 2014, respectively.

Audit-Related Fees

We were billed no audit-related fees by Mantyla McReynolds for the years ended December 31, 2013 or December 31, 2014.

Tax Fees

Tax fees consist of fees billed for professional services rendered by Mantyla McReynolds for state and federal tax compliance and advice, and tax planning. Aggregate fees for tax services were $1,600 and $2,911 during the years ended December 31, 2013 and 2014, respectively.

All Other Fees

Other fees consist of fees billed by Mantyla McReynolds for professional services other than those relating to audit fees, audit-related fees and tax fees. These fees include services provided in conjunction with registration statements and equity financing transactions. Aggregate other fees billed by Mantyla McReynolds were $8,630 and $7,700 during the years ended December 31, 2013 and December 31, 2014, respectively.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any blanket pre-approval policies and procedures. Instead, the Audit Committee will pre-approve the provision by Mantyla McReynolds of all audit or non-audit services.

Appointment for 2015

The Audit Committee approved the selection of Mantyla McReynolds as our independent registered public accounting firm for the 2015 fiscal year and is asking stockholders for ratification of their selection. A representative of Mantyla McReynolds may be present at the Annual Meeting. If a representative is not present at the Annual Meeting, however, we anticipate that representatives of Mantyla McReynolds will be available telephonically and will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

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Required Vote

The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required to ratify the selection of Mantyla McReynolds as our independent registered accounting firm. In the event that the stockholders do not approve the selection of Mantyla McReynolds, the Audit Committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the ratification of the selection of Mantyla McReynolds LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

22

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit Committee has met and held discussions with management, the independent auditors and the separate accounting consultants engaged to ascertain compliance with Section 404 of the Sarbanes-Oxley Act and to perform the internal audit function. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors, both with and without management present. In addition, the Audit Committee has discussed with the Company’s independent auditors all communications required by generally accepted auditing standards, including those required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees,” as currently in effect and as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received written disclosures and the letter from our independent registered public accounting firm required by the PCAOB, and has discussed with the independent registered public accounting firm matters pertaining to their independence. The Audit Committee has discussed with the independent auditors all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the audited financial statements, representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC. The Audit Committee reappointed Mantyla McReynolds LLC as independent registered public accounting firm for the fiscal year ending December 31, 2015, subject to stockholder ratification.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Heath W. Cleaver (Chair) Amy P. Sing, M.D. Michael J. Garrison

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OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Annual Report

A copy of our Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2014, accompanies this Proxy Statement and is available on our website at www.biopathholdings.com/content/investors-media/secfilings.htm, but is not to be deemed a part of the proxy soliciting material.

Stockholder Proposals for 2016 Annual Meeting

The date by which stockholder proposals must be received by the Company for inclusion in our Proxy Statement and Form of Proxy for the 2016 Annual Meeting is July 14, 2016. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2016 Annual Meeting of stockholders must also be received by us no later than December 9, 2016, in order that they may be considered at that meeting. The proxy solicited by the Board for the 2015 Annual Meeting will confer discretionary authority to vote on any proposal presented by a stockholder, and required or permitted to be voted on, at that meeting for which the Company has not been provided with notice on or prior to this date.

By Order of the Board

/s/ Peter H. Nielsen
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

24

ANNUAL MEETING OF STOCKHOLDERS OF

BIO-PATH HOLDINGS, INC.

December 29, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.biopathholdings.com/content/investors-media/secfilings.htm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530000000000000000 7 122915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect as directors, to hold office until the 2016 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, the nominees listed below:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Peter H. Nielsen
○ Michael J. Garrison
○ Heath W. Cleaver
○ Amy P. Sing, M.D.
○ Douglas P. Morris

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board recommends that you vote FOR the proposals mentioned herein. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS MENTIONED HEREIN. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying Proxy Statement.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.